UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2018

CAMDEN PROPERTY TRUST

(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas 77046

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2018, Camden Property Trust, a Texas real estate investment trust (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, for themselves and Representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of its 4.100% Notes due 2028 (the “Notes”), which issuance and sale closed on October 4, 2018. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The offering of the Notes is described in the Company’s Prospectus Supplement dated October 2, 2018 to the Company’s Prospectus dated May 15, 2017. The Notes were issued pursuant to the Company’s existing shelf registration statement.

The Notes bear interest at 4.100% from October 4, 2018, with interest payable each April 15 and October 15 beginning April 15, 2019. The Notes will mature on October 15, 2028. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus a make-whole premium. If, however, the Company redeems the Notes 90 days or fewer prior to their maturity date, the redemption price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the redemption date.

The Notes were priced at a discount such that the Notes were offered to the public at 99.893% of their face amount. The Notes were issued under an Indenture between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (the “Trustee”), as amended by the First Supplemental Indenture dated as of May 4, 2007 between the Company and the Trustee, the Second Supplemental Indenture dated June 3, 2011 between the Company and the Trustee and the Third Supplemental Indenture dated October 4, 2018.

In anticipation of the offering of the Notes, the Company initiated forward interest rate swap agreements with an aggregate notional amount of $400 million. After giving effect to the settlement of the swap agreements, and deducting the underwriting discounts and other estimated expenses of the offering, the effective interest rate on the notes is approximately 3.74% per annum.

The description in this Current Report of the Notes is not intended to be a complete description, and the description is qualified in its entirety by the full text of the form of note, which is attached as an exhibit to this Current Report.

After deducting underwriting discounts and other offering expenses, the net proceeds from the sale of the Notes will be approximately $396.1 million. The Company intends to use the net proceeds to repay the outstanding balance on its unsecured line of credit and other short-term borrowings (including the amount drawn thereunder to repay approximately $380 million of outstanding secured debt) and for general corporate purposes. In the ordinary course of their respective businesses, the underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates for which they have received, and may in the future receive, customary fees. U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., one of the Underwriters, is serving as the trustee under the indenture under which the Notes will be issued. Affiliates of certain of the Underwriters are lenders under the Company’s unsecured line of credit. Such underwriters or affiliates will, therefore, receive a portion of the net proceeds of the Notes through any repayment of borrowings on the unsecured line of credit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title

1.1*	Form of Underwriting Agreement among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Jefferies LLC, for themselves and as Representatives of the several Underwriters named therein, dated October 2, 2018.

4.1	Indenture dated as of February 11, 2003 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-103119) filed with the Securities and Exchange Commission on February 12, 2003 and incorporated herein by reference).

4.2	First Supplemental Indenture dated as of May 4, 2007 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 1-12110) filed with the Securities and Exchange Commission on May 7, 2007).

4.3	Second Supplemental Indenture dated as of June 3, 2011 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 1-12110) filed with the Securities and Exchange Commission on June 3, 2011).

4.4*	Third Supplemental Indenture dated as of October 4, 2018 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee.

4.5*	Form of Camden Property Trust 4.100% Note due 2028.

5.1*	Opinion of Dentons US LLP as to the legality of the securities being registered.

8.1*	Opinion of Dentons US LLP as to certain tax matters.

23.2	Consent of Dentons US LLP (included in Exhibit 5.1 hereto).

23.3	Consent of Dentons US LLP (included in Exhibit 8.1 hereto).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2018

CAMDEN PROPERTY TRUST

By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President – Chief Accounting Officer

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